October 15, 1998

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re: United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1; File No. 333-39649.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") among Lehman ABS Corporation, as Depositor, United PanAm Mortgage Corporation, as Seller, Pan American Bank, FSB, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

     The United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1 (collectively, the "Certificates") will consist of three classes of
     Certificates: the Class A Certificates (the "Class A Certificates"), the Class X Certificates (the "Class X Certificates") and the Class R Certificates (the "Class R Certificates"). The rights of the holders of the Class X Certificates and the Class R Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class A Certificates to the extent described in the Prospectus Supplement dated December 15, 1997. Only the Class A Certificates are being offered hereby.

     The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years (the "Mortgage Loans").

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No.
     333-39649). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  January 26, 1998


                             LEHMAN ABS CORPORATION,
           as Depositor, United PanAm Mortgage Corporation, as Seller, Pan American Bank, FSB, as Master Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of the United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1.


                             LEHMAN ABS CORPORATION
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                333-39649                          94-324470
          (Commission File Number)        (I.R.S. Employer Identification No.)


           THREE WORLD FINANCIAL CENTER
           200 VESEY STREET
           NEW YORK, NEW YORK                          10022
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 526-7000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of January 26, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of March 25, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of April 27, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of May 26, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of June 25, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of July 27, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.

     Monthly Remittance Statement to the Certificateholders dated as of September 25, 1998.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company of California,
                                        N.A., not in its individual
                                        capacity, but solely as a duly
                                        authorized agent of the Registrant
                                        pursuant to the Pooling and
                                        Servicing Agreement, dated as of
                                        December 1, 1997.


          Date:  October 15, 1998       By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX


          Document

          Monthly Remittance Statement to the Certificateholders dated as of January 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of May 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of July 27, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1998.





UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 1997-1
REMIC III
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTIONS IN DOLLARS

						PRIOR
		ORIGINAL			PRINCIPAL
CLASS	FACE VALUE		BALANCE		INTEREST		PRINCIPAL

A		114,425,000.00		114,425,000.00	536,259.91	404,057.88
X		  		0.00		  		0.00	      0.00	  	 0.00
R1		  		0.00		  		0.00	  	 0.00	  	 0.00

TOTALS	114,425,000.00		114,425,000.00	536,259.91	404,057.88


										CURRENT
			REALIZED		DEFERRED			PRINCIPAL
TOTAL		LOSSES		INTEREST			BALANCE
940,317.79	0.00			0.00				114,020,942.12
  	 0.00	0.00			0.00				  		0.00
  	 0.00	0.00			0.00				  		0.00

940,317.79	0.00			0.00				114,020,942.12

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					PRIOR
					PRINCIPAL
CLASS	CUSIP		BALANCE		INTEREST		PRINCIPAL

A		525170BA3		1,000.000000	4.758296		3.585252
X					    0.000000	0.000000		0.000000
R1					    0.000000	0.000000		0.000000


			CURRENT		PASS-THROUGH
			PRINCIPAL			RATES
TOTAL		BALANCE		CURRENT		NEXT

8.343547		996.468797	6.248750%		5.881560%
0.000000		  0.000000	0.000000%		0.000000%
0.000000		  0.000000	0.000000%		0.000000%



SELLER:	UNITED PANAM MORTGAGE CORPORATION
SERVICER:	PAN AMERICAN BANK, FSB
LEAD UNDERWRITER:	LEHMAN ASB CORPORATION
RECORD DATE:	DECEMBER 31, 1997
DISTRIBUTION DATE:	JANUARY 26, 1998

ADMINISTRATOR:	NATALIE TSCHAIKOWSKY
BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CA 92614

FACTOR INFORMATION: (800) 735-7777

1 of 3





UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIRES 1997-1
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:	JANUARY 26, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:		40,261.15
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:	 6,670.48
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:			46,931.63

CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL		 7,790.32
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST	    124,236.03

						30-59	60-89	91+
						DAYS		DAYS		DAYS		TOTAL
DELINQUENT LOAN INFORMATION:
PRINCIPAL BALANCE			O.OO		O.OO		O.OO		O.OO
NUMBER OF LOANS                  0	    	   0		   0		   0

FORECLOSURE LOAN INFORMATION:
PRICIPAL BALANCE			0.00		0.00		0.00		0.00
NUMBER OF LOANS			   0		   0		   0		   0

BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE			0.00		0.00		0.00		0.00
NUMBER OF LOANS			   0		   0		   0		   0

REO LOAN INFORMATION:
PRINCIPAL BALANCE			0.00		0.00		0.00		0.00
NUMBER OF LOANS			   0		   0		   0		   0

BOOK VALUE OF REO PROPERTIES							0.00

GUARANTEED DISTRIBUTION AMOUNT:					536,259.91
GUARANTEED DISTRIBUTION OF PRINCIPAL:					0.00
GUARANTEED DISTRIBUTION OF INTEREST:				536,259.91

INSURANCE PAYMENTS MADE TO CLASS A:					0.00
CERTIFICATE INSURER REIMBURSEMENTS:					0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:				0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:				   986.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:	114,887,803.49

WEIGHTED AVERAGE MONTHS TO MATURITY:				   358.00
WEIGHTED AVERAGE MORTGAGE RATE:					  9.3965%

PRINCIPAL REPAYMENTS FOR THE CURRENT PERIOD:		      10,567.93

CLASS A INTEREST DISTRIBUTION AMOUNT:				536,259.91
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY			 0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:		 0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:				 0.00

2 of 3





UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 1997-1
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:	JANUARY 26, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:				 0.00
ENDING UNPAID BASIS RISK SHORTFALLS:					 0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION ACCOUNT:0.00

REQUIRED SUBORDINATED AMOUNT:						4,600,000.00
SUBORDINATED INCREASE AMOUNT:						  336,945.67
SUBORDINATED REDUCTION AMOUNT:					    	   0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:		   0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:					   0.00
CURRENT PERIODS FRAUD LOSSES:							   0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:					   0.00
CURRENT PERIODS BANKRUPTCY LOSSES:						   0.00

BANKRUPTCY AMOUNT								 100,000.00
FRAUD LOSS AMOUNT								3,450,000.00
SPECIAL HAZARD AMOUNT							1,144,250.00

DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD

			UNPAID				STATED PRINCIPAL   DATE PROPERTY
LOAN NUMBER	PRINCIPAL BALANCE		PRINCIPAL BALANCE	BECAME REO

3 of 3





UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 1997-1
REMIC III
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTIONS IN DOLLARS

						PRIOR
		ORIGINAL			PRINCIPAL
CLASS	FACE VALUE		BALANCE		INTEREST		PRINCIPAL

A		114,425,000.00		114,020,942.12	558,850.84	1,630,714.60
X		  		0.00		  		0.00	      0.00	  	   0.00
R1		  		0.00		  		0.00	  	 0.00	  	   0.00

TOTALS	114,425,000.00		114,020,942.12	558,850.84	1,630,714.60


										CURRENT
			REALIZED		DEFERRED			PRINCIPAL
TOTAL		LOSSES		INTEREST			BALANCE
2,189,565.44	0.00			0.00				112,390,227.52
  	   0.00	0.00			0.00				  		0.00
  	   0.00	0.00			0.00				  		0.00

2,189,565.44	0.00			0.00				112,390,227.52

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					PRIOR
					PRINCIPAL
CLASS	CUSIP		BALANCE		INTEREST		PRINCIPAL

A		525170BA3		996.468797	 4.958747		14.469517
X					  0.000000	 0.000000		 0.000000
R1					  0.000000	 0.000000		 0.000000


			CURRENT		PASS-THROUGH
			PRINCIPAL			RATES
TOTAL		BALANCE		CURRENT		NEXT

19.428265		982.217413	5.881560%		5.905000%
 0.000000		  0.000000	0.000000%		0.000000%
 0.000000		  0.000000	0.000000%		0.000000%



SELLER:	UNITED PANAM MORTGAGE CORPORATION
SERVICER:	PAN AMERICAN BANK, FSB
LEAD UNDERWRITER:	LEHMAN ASB CORPORATION
RECORD DATE:	JANUARY 30, 1998
DISTRIBUTION DATE:	FEBRUARY 25, 1998

ADMINISTRATOR:	NATALIE TSCHAIKOWSKY
BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CA 92614

FACTOR INFORMATION: (800) 735-7777







UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIRES 1997-1
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:	FEBRUARY 25, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:		42,284.56
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:	 5,585.36
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:			47,869.92

CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL		19,366.43
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST	    323,493.53

						30-59	60-89	91+
						DAYS		DAYS		DAYS		TOTAL
DELINQUENT LOAN INFORMATION:
PRINCIPAL BALANCE			O.OO		O.OO		O.OO		O.OO
NUMBER OF LOANS                  0	    	   0		   0		   0

FORECLOSURE LOAN INFORMATION:
PRICIPAL BALANCE			0.00		0.00		0.00		0.00
NUMBER OF LOANS			   0		   0		   0		   0

BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE			0.00		0.00		0.00		172,065.72
NUMBER OF LOANS			   0		   0		   0		   1

REO LOAN INFORMATION:
PRINCIPAL BALANCE			0.00		0.00		0.00		0.00
NUMBER OF LOANS			   0		   0		   0		   0

BOOK VALUE OF REO PROPERTIES							0.00

GUARANTEED DISTRIBUTION AMOUNT:					558,850.84
GUARANTEED DISTRIBUTION OF PRINCIPAL:					 0.00
GUARANTEED DISTRIBUTION OF INTEREST:				558,850.84

INSURANCE PAYMENTS MADE TO CLASS A:					0.00
CERTIFICATE INSURER REIMBURSEMENTS:					0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:				0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:				   978.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:	113,543,727.04

WEIGHTED AVERAGE MONTHS TO MATURITY:				   357.00
WEIGHTED AVERAGE MORTGAGE RATE:					  9.5897%

PRINCIPAL REPAYMENTS FOR THE CURRENT PERIOD:		      1,286,496.44

CLASS A INTEREST DISTRIBUTION AMOUNT:				   558,850.84
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY			 0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:		 0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:				 0.00







UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 1997-1
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:	FEBRUARY 25, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:				 0.00
ENDING UNPAID BASIS RISK SHORTFALLS:					 0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION ACCOUNT:0.00

REQUIRED SUBORDINATED AMOUNT:						4,600,000.00
SUBORDINATED INCREASE AMOUNT:						  286,638.15
SUBORDINATED REDUCTION AMOUNT:					    	   0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:		   0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:					   0.00
CURRENT PERIODS FRAUD LOSSES:							   0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:					   0.00
CURRENT PERIODS BANKRUPTCY LOSSES:						   0.00

BANKRUPTCY AMOUNT								  100,000.00
FRAUD LOSS AMOUNT								3,450,000.00
SPECIAL HAZARD AMOUNT							1,144,250.00

DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD

			UNPAID				STATED PRINCIPAL   DATE PROPERTY
LOAN NUMBER	PRINCIPAL BALANCE		PRINCIPAL BALANCE	BECAME REO





UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 1997-1
REMIC III
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTIONS IN DOLLARS

						PRIOR
		ORIGINAL			PRINCIPAL
CLASS	FACE VALUE		BALANCE		INTEREST		PRINCIPAL

A		114,425,000.00		112,390,277.52	516,183.34	844,471.55
X		  		0.00		  		0.00	      0.00	  	 0.00
R1		  		0.00		  		0.00	  	 0.00	  	 0.00

TOTALS	114,425,000.00		112,390,227.52	516,183.34	844,471.55


										CURRENT
			REALIZED		DEFERRED			PRINCIPAL
TOTAL		LOSSES		INTEREST			BALANCE
1,360,654.89	0.00			0.00				111,545,755.97
  	   0.00	0.00			0.00				  		0.00
  	   0.00	0.00			0.00				  		0.00

1,360,654.89	0.00			0.00				111,545,755.97

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					PRIOR
					PRINCIPAL
CLASS	CUSIP		BALANCE		INTEREST		PRINCIPAL

A		525170BA3		982.217413	 4.580154		7.493093
X					  0.000000	 0.000000		0.000000
R1					  0.000000	 0.000000		0.000000


			CURRENT		PASS-THROUGH
			PRINCIPAL			RATES
TOTAL		BALANCE		CURRENT		NEXT

12.073247		974.837282	5.905000%		5.967500%
 0.000000		  0.000000	0.000000%		0.000000%
 0.000000		  0.000000	0.000000%		0.000000%



SELLER:	UNITED PANAM MORTGAGE CORPORATION
SERVICER:	PAN AMERICAN BANK, FSB
LEAD UNDERWRITER:	LEHMAN ASB CORPORATION
RECORD DATE:	FEBRUARY 27, 1998
DISTRIBUTION DATE:	MARCH 25, 1998

ADMINISTRATOR:	NATALIE TSCHAIKOWSKY
BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CA 92614

FACTOR INFORMATION: (800) 735-7777







UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIRES 1997-1
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:	MARCH 25, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:		41,966.62
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:	 5,343.27
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:			47,309.89

CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL		 5,721.89
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST	    104,802.65

						30-59		60-89	91+
						DAYS			DAYS		DAYS		TOTAL
DELINQUENT LOAN INFORMATION:
PRINCIPAL BALANCE			4,939,452.32	O.OO		O.OO	4,939,452.32
NUMBER OF LOANS                  41	    	0  		0		 41

FORECLOSURE LOAN INFORMATION:
PRICIPAL BALANCE			836,873.94	0.00		0.00	  836,873.94
NUMBER OF LOANS			   11	   	0		   0		   11

BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE			172,001.97	0.00		0.00	  172,001.97
NUMBER OF LOANS			   1		  	 0		   0		   1

REO LOAN INFORMATION:
PRINCIPAL BALANCE			0.00			0.00		0.00		0.00
NUMBER OF LOANS			   0		   	0		   0		   0

BOOK VALUE OF REO PROPERTIES							0.00

GUARANTEED DISTRIBUTION AMOUNT:					516,183.34
GUARANTEED DISTRIBUTION OF PRINCIPAL:					 0.00
GUARANTEED DISTRIBUTION OF INTEREST:				516,183.34

INSURANCE PAYMENTS MADE TO CLASS A:					0.00
CERTIFICATE INSURER REIMBURSEMENTS:					0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:				0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:				   975.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:	113,019,148.85

WEIGHTED AVERAGE MONTHS TO MATURITY:				   356.00
WEIGHTED AVERAGE MORTGAGE RATE:					  9.5958%

PRINCIPAL REPAYMENTS FOR THE CURRENT PERIOD:		      466,754.05

CLASS A INTEREST DISTRIBUTION AMOUNT:				 516,183.34
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY			 0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:		 0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:				 0.00





UNITED PANAM MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 1997-1
STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:	MARCH 25, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:				 0.00
ENDING UNPAID BASIS RISK SHORTFALLS:					 0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION ACCOUNT:0.00

REQUIRED SUBORDINATED AMOUNT:						4,600,000.00
SUBORDINATED INCREASE AMOUNT:						  319,893.36
SUBORDINATED REDUCTION AMOUNT:					    	   0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:		   0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:					   0.00
CURRENT PERIODS FRAUD LOSSES:							   0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:					   0.00
CURRENT PERIODS BANKRUPTCY LOSSES:						   0.00

BANKRUPTCY AMOUNT								  100,000.00
FRAUD LOSS AMOUNT								3,450,000.00
SPECIAL HAZARD AMOUNT							1,144,250.00

DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD

			UNPAID				STATED PRINCIPAL   DATE PROPERTY
LOAN NUMBER	PRINCIPAL BALANCE		PRINCIPAL BALANCE	BECAME REO





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
REMIC III
Statement to Certificateholders

DISTRIBUTION IN DOLLARS

                               PRIOR
           ORIGINAL        PRINCIPAL
CLASS    FACE VALUE          BALANCE      INTEREST      PRINCIPAL

A    114,425,000.00   111,545,755.97    610,178.52   1,062,699.78
X              0.00             0.00          0.00           0.00
R1             0.00             0.00          0.00           0.00

TOTALS 114,425,000.00  111,545,755.97   610,178.52   1,062,699.78

CURRENT
                         REALIZED     DEFERRED          PRINCIPAL
CLASS         TOTAL        LOSSES     INTEREST            BALANCE
A      1,672,878.30          0.00         0.00     112,545,755.97
X              0.00          0.00         0.00               0.00
R1             0.00          0.00         0.00               0.00

TOTALS  1,672,878.30         0.00         0.00     110,483,056.19

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                   PRIOR                                  CURRENT
               PRINCIPAL                                PRINCIPAL
CLASS  CUSIP     BALANCE  INTEREST  PRINCIPAL  TOTAL      BALANCE
A  525170BA3  974.837282  5.414184  9.429457 14.843641 965.549978
X               0.000000  0.000000  0.000000  0.000000   0.000000
R1              0.000000  0.000000  0.000000  0.000000   0.000000

PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A       5.967500%             5.936250%
X       0.000000%             0.000000%
R1      0.000000%             0.000000%

SELLER:  United PanAm Mortgage Corporation
ADMINISTRATOR:Natalie Tschaikowsky
SERVICER:  PanAm American Bank, FSB.        Bankers Trust Company
LEAD UNDERWRITER:  Lehman ABS Corporation            3 Park Plaza
RECORD DATE:  March 31, 1998                     Irvine, CA 92614
DIST. DATE:  April 27, 1998     FACTOR INFORMATION: (800)735-7777

Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  April 27, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:             41,021.56
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:        6,069.75
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:       47,091.31
CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL      6,522.41
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST     119,278.50

DELINQUENT
LOAN
INFORMATION:           30 TO 59      69 TO 89   91 +
                           DAYS          DAYS   DAYS        TOTAL
PRINCIPAL BALANCE  1,469,553.10  1,026,650.93  0.00  2,496,204.03
NUMBER OF LOANS              17             8     0            25
FORCLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE     89,834.40  2,823,840.56  0.00  2,913,674.96
NUMBER OF LOANS               1            28     0            29
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE          0.00    276,765.49  0.00    276,765.49
NUMBER OF LOANS               0             2     0             2
REO LOAN INFORMATION:
PRINCIPAL BALANCE          0.00          0.00  0.00          0.00
NUMBER OF LOANS               0             0     0             0

BOOK VALUE OF REO PROPERTY:                                  0.00

GUARANTEED DISTRIBUTION AMOUNT                         610,178.52
GUARANTEED DISTRIBUTION OF PRINCIPAL:                        0.00
GUARANTEED DISTRIBUTION OF INTEREST:                   610,178.52

INSURANCE PAYMENTS MADE TO CLASS A:                          0.00
CERTIFICATE INSURER REIMBURSEMENTS:                          0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                    0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                      967.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:  112,179,108.43

WEIGHTED AVERAGE MONTHS TO MATURITY:                       355.00
WEIGHTED AVERAGE MORTGAGE RATE:                           9.6012%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:              782,119.81

CLASS A INTEREST DISTRIBUTION AMOUNT:                  610,178.52
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY               0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:         0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                     0.00

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  April 27, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:                 0.00
ENDING UNPAID BASIS RISK SHOTFALLS:                          0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION
ACCOUNT:                                                     0.00

REQUIRED SUBORDINATED AMOUNT:                        6,732,696.77
SUBORDINATED INCREASE AMOUNT:                          222,659.36
SUBORDINATED REDUCTION AMOUNT:                               0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:         0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:                        0.00
CURRENT PERIODS FRAUD LOSSES:                                0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                       0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                           0.00

BANKRUPTCY AMOUNT                                      100,000.00
FRAUD LOSS AMOUNT                                    3,450,000.00
SPECIAL HAZARD AMOUNT                                1,144,250.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                   Unpaid         Stated Principal  Date Property
Loan Number   Principal Balance   Principal Balance    Became REO


Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
REMIC III
Statement to Certificateholders

DISTRIBUTION IN DOLLARS

                                PRIOR
           ORIGINAL         PRINCIPAL
CLASS    FACE VALUE           BALANCE     INTEREST      PRINCIPAL

A    114,425,000.00    110,483,056.19   528,327.67   1,505,994.45
X              0.00              0.00         0.00           0.00
R1             0.00              0.00         0.00           0.00

TOTALS 114,425,000.00  110,483,056.19   528,327.67   1,505,994.45

                                                          CURRENT
                       REALIZED    DEFERRED             PRINCIPAL
CLASS          TOTAL     LOSSES    INTEREST               BALANCE
A       2,034,322.12       0.00        0.00        108,977,061.74
X               0.00       0.00        0.00                  0.00
R1              0.00       0.00        0.00                  0.00

TOTALS  2,034,322.12       0.00        0.00        108,977,061.74

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                       PRIOR
                   PRINCIPAL
CLASS    CUSIP       BALANCE    INTEREST    PRINCIPAL
A    525170BA3    965.549978    4.687912    13.362861
X                  0.000000      0.000000    0.000000
R1                 0.000000    0.000000     0.000000

CURRENT
                            PRINCIPAL
CLASS          TOTAL          BALANCE
A          18.050773       952.388567
X           0.000000         0.000000
R1          0.000000         0.000000
PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A       5.936250%             5.928440%
X       0.000000%             0.000000%
R1      0.000000%             0.000000%
SELLER:  United PanAm Mortgage Corporation
ADMINISTRATOR:Natalie Tschaikowsky
SERVICER:  PanAm American Bank, FSB.        Bankers Trust Company
LEAD UNDERWRITER:  Lehman ABS Corporat               3 Park Plaza
RECORD DATE:  April 30, 1998                     Irvine, CA 92614
DIST. DATE:  May 26, 1998       FACTOR INFORMATION: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  May 26, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:             41,380.81
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:        5,360.48
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:       46,741.29
CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL      5,428.91
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST     108,358.92

DELINQUENT
LOAN
INFORMATION:       30 TO 59    69 TO 89       91 +
                      DAYS        DAYS        DAYS          TOTAL
PRINCIPAL BAL. 1,949,647.76  735,322.62  506,536.77  3,191,507.15
NUMBER OF LOANS          13           7           6            26
FORCLOSURE LOAN INFORMATION:
PRINCIPAL BAL.  71,829.08  233,119.16  3,294,898.70  3,599,846.94
NUMBER OF LOANS           1           6          30            37
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE      0.00        0.00  276,660.71    276,660.71
NUMBER OF LOANS           0           0           2             2
REO LOAN INFORMATION:
PRINCIPAL BALANCE      0.00        0.00        0.00          0.00
NUMBER OF LOANS           0           0           0             0

BOOK VALUE OF REO PROPERTY:                                  0.00

GUARANTEED DISTRIBUTION AMOUNT:                        528,327.67
GUARANTEED DISTRIBUTION OF PRINCIPAL:                        0.00
GUARANTEED DISTRIBUTION OF INTEREST:                   528,327.67

INSURANCE PAYMENTS MADE TO CLASS A:                          0.00
CERTIFICATE INSURER REIMBURSEMENTS:                          0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                    0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                      956.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:  110,982,190.06

WEIGHTED AVERAGE MONTHS TO MATURITY:                       354.00
WEIGHTED AVERAGE MORTGAGE RATE:                           9.7147%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:            1,140,609.68

CLASS A INTEREST DISTRIBUTION AMOUNT:                  528,327.67
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY               0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:         0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                     0.00

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  May 26, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:                 0.00
ENDING UNPAID BASIS RISK SHOTFALLS:                          0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION
ACCOUNT:                                                     0.00

REQUIRED SUBORDINATED AMOUNT:                        4,600,000.00
SUBORDINATED INCREASE AMOUNT:                          309,076.08
SUBORDINATED REDUCTION AMOUNT:                               0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:         0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:                        0.00
CURRENT PERIODS FRAUD LOSSES:                                0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                       0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                           0.00

BANKRUPTCY AMOUNT                                      100,000.00
FRAUD LOSS AMOUNT                                    3,450,000.00
SPECIAL HAZARD AMOUNT                                1,144,250.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                 Unpaid         Stated Principal    Date Property
Loan Number  Principal Balance  Principal Balance      Became REO


Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
REMIC III
Statement to Certificateholders

DISTRIBUTION IN DOLLARS

                              PRIOR
          ORIGINAL        PRINCIPAL
CLASS   FACE VALUE          BALANCE       INTEREST      PRINCIPAL

A   114,425,000.00    108,977,061.74    538,386.64   1,396,500.15
X             0.00              0.00          0.00           0.00
R1            0.00              0.00          0.00           0.00

TOTALS 114,425,000.00  108,977,061.74   538,386.64   1,396,500.15

                                                          CURRENT
                    REALIZED          DEFERRED          PRINCIPAL
CLASS       TOTAL     LOSSES          INTEREST            BALANCE
A    1,934,886.79       0.00              0.00     107,580,561.59
X            0.00       0.00              0.00               0.00
R1           0.00       0.00              0.00               0.00

TOTALS 1,934,886.79     0.00              0.00     107,580,561.59

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 525170BA3 952.388567 4.777166 12.391306 17.168472 940.184065
X              0.000000 0.000000   0.000000  0.000000    0.000000
R1             0.000000 0.000000   0.000000  0.000000    0.000000

PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A       5.928440%             5.936250%
X       0.000000%             0.000000%
R1      0.000000%             0.000000%

SELLER:  United PanAm Mortgage Corporation
ADMINISTRATOR:Natalie Tschaikowsky
SERVICER:  PanAm American Bank, FSB.        Bankers Trust Company
LEAD UNDERWRITER:  Lehman ABS Corporation            3 Park Plaza
RECORD DATE:  May 29, 1998                       Irvine, CA 92614
DIST. DATE:  June 25, 1998      FACTOR INFORMATION: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  June 25, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:             40,270.99
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:        5,971.59
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:       46,242.58
CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL      6,104.55
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST     121,502.38

DELINQUENT
LOAN
INFORMATION:    30 TO 59     69 TO 89          91 +
                   DAYS          DAYS          DAYS         TOTAL
PRIN. BAL. 2,016,374.29  1,131,817.78  1,333,560.30  4,481,752.37
NUMBER OF LOANS   19             8            13            40
FORCLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE  0.00    188,690.60  3,206,442.28  3,395,132.88
NUMBER OF LOANS    0             2            33            35
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE 50,251.46      0.00    276,544.97    326,806.43
NUMBER OF LOANS       1          0            2              3
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00     0.00          0.00          0.00
NUMBER OF LOANS         0        0             0             0

BOOK VALUE OF REO PROPERTY:                                  0.00

GUARANTEED DISTRIBUTION AMOUNT:                        538,386.64
GUARANTEED DISTRIBUTION OF PRINCIPAL:                        0.00
GUARANTEED DISTRIBUTION OF INTEREST:                   538,386.64

INSURANCE PAYMENTS MADE TO CLASS A:                          0.00
CERTIFICATE INSURER REIMBURSEMENTS:                          0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                    0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                      946.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:  109,887,392.07

WEIGHTED AVERAGE MONTHS TO MATURITY:                       353.00
WEIGHTED AVERAGE MORTGAGE RATE:                           9.8398%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:            1,040,070.62

CLASS A INTEREST DISTRIBUTION AMOUNT:                  538,386.64
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY               0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:         0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                     0.00

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company






United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  June 25, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:                 0.00
ENDING UNPAID BASIS RISK SHOTFALLS:                          0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION
ACCOUNT:                                                     0.00

REQUIRED SUBORDINATED AMOUNT:                        4,600,000.00
SUBORDINATED INCREASE AMOUNT:                          301,702.16
SUBORDINATED REDUCTION AMOUNT:                               0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:         0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:                        0.00
CURRENT PERIODS FRAUD LOSSES:                                0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                       0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                           0.00

BANKRUPTCY AMOUNT                                      100,000.00
FRAUD LOSS AMOUNT                                    3,450,000.00
SPECIAL HAZARD AMOUNT                                1,144,250.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                  Unpaid        Stated Principal    Date Property
Loan Number  Principal Balance  Principal Balance      Became REO


Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
REMIC III
Statement to Certificateholders

DISTRIBUTION IN DOLLARS

                              PRIOR
          ORIGINAL        PRINCIPAL
CLASS   FACE VALUE          BALANCE       INTEREST      PRINCIPAL

A   114,425,000.00    107,580,561.59    567,666.76   2,891,205.91
X             0.00              0.00          0.00           0.00
R1            0.00              0.00          0.00           0.00

TOTALS 114,425,000.00  107,580,561.59   567,666.76   2,891,205.91

                                                          CURRENT
                    REALIZED          DEFERRED          PRINCIPAL
CLASS       TOTAL     LOSSES          INTEREST            BALANCE
A    3,458,872.67       0.00              0.00     104,689,355.68
X            0.00       0.00              0.00               0.00
R1           0.00       0.00              0.00               0.00

TOTALS 3,458,872.67     0.00              0.00     104,689,355.68

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS  CUSIP    BALANCE INTEREST  PRINCIPAL     TOTAL     BALANCE
A  525170BA3 940.184065 5.036972  25.654001  30.690973  914.916807
X              0.000000 0.000000   0.000000  0.000000    0.000000
R1             0.000000 0.000000   0.000000  0.000000    0.000000

PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A       5.936250%             5.936250%
X       0.000000%             0.000000%
R1      0.000000%             0.000000%

SELLER:  United PanAm Mortgage Corporation
ADMINISTRATOR:Natalie Tschaikowsky
SERVICER:  PanAm American Bank, FSB.        Bankers Trust Company
LEAD UNDERWRITER:  Lehman ABS Corporation            3 Park Plaza
RECORD DATE:  June 30, 1998                       Irvine, CA 92614
DIST. DATE:  July 27, 1998      FACTOR INFORMATION: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company



United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  July 27, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:             41,011.20
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:        4,775.22
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:       45,786.42
CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL      4,899.47
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST      97,017.82

DELINQUENT
LOAN
INFORMATION:    30 TO 59     60 TO 89          91 +
                   DAYS          DAYS          DAYS         TOTAL
PRIN. BAL.   652,917.73         0.00     822,625.80   1,475,543.53
NUMBER OF LOANS   3             0            6            9
FORCLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE 906,263.07 299,435.86 3,521,682.93 4,727,381.86
NUMBER OF LOANS    9            4            37            50
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE 110,151.33      0.00    298,357.39    408,508.72
NUMBER OF LOANS       1           0            3              4
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00     0.00          0.00          0.00
NUMBER OF LOANS         0        0             0             0

BOOK VALUE OF REO PROPERTY:                                  0.00

GUARANTEED DISTRIBUTION AMOUNT:                        567,666.76
GUARANTEED DISTRIBUTION OF PRINCIPAL:                        0.00
GUARANTEED DISTRIBUTION OF INTEREST:                   567,666.76

INSURANCE PAYMENTS MADE TO CLASS A:                          0.00
CERTIFICATE INSURER REIMBURSEMENTS:                          0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                    0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                      927.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:  107,269,376.89

WEIGHTED AVERAGE MONTHS TO MATURITY:                       352.00
WEIGHTED AVERAGE MORTGAGE RATE:                           9.9346%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:            2,564,957.77

CLASS A INTEREST DISTRIBUTION AMOUNT:                  567,666.76
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY               0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:         0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                     0.00

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company






United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  July 27, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:                 0.00
ENDING UNPAID BASIS RISK SHOTFALLS:                          0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION
ACCOUNT:                                                     0.00

REQUIRED SUBORDINATED AMOUNT:                        4,600,000.00
SUBORDINATED INCREASE AMOUNT:                          273,190.73
SUBORDINATED REDUCTION AMOUNT:                               0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:         0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:                        0.00
CURRENT PERIODS FRAUD LOSSES:                                0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                       0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                           0.00

BANKRUPTCY AMOUNT                                      100,000.00
FRAUD LOSS AMOUNT                                    3,450,000.00
SPECIAL HAZARD AMOUNT                                1,144,250.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                  Unpaid        Stated Principal    Date Property
Loan Number  Principal Balance  Principal Balance      Became REO


Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
REMIC III
Statement to Certificateholders

DISTRIBUTION IN DOLLARS

                              PRIOR
          ORIGINAL        PRINCIPAL
CLASS   FACE VALUE          BALANCE       INTEREST      PRINCIPAL

A   114,425,000.00    104,689,355.68    500,622.32   3,944,810.76
X             0.00              0.00          0.00           0.00
R1            0.00              0.00          0.00           0.00

TOTALS 114,425,000.00  104,689,355.68   500,622.32   3,944,810.76

                                                          CURRENT
                    REALIZED          DEFERRED          PRINCIPAL
CLASS       TOTAL     LOSSES          INTEREST            BALANCE
A    4,445,433.08       0.00              0.00     100,744,544.92
X            0.00       0.00              0.00               0.00
R1           0.00       0.00              0.00               0.00

TOTALS 4,445,433.08     0.00              0.00     100,744,544.92

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 525170BA3 914.916807 4.442079 35002757 39.444837 880.441730
X              0.000000 0.000000   0.000000  0.000000    0.000000
R1             0.000000 0.000000   0.000000  0.000000    0.000000

PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A       5.936250%             5.928440%
X       0.000000%             0.000000%
R1      0.000000%             0.000000%

SELLER:  United PanAm Mortgage Corporation
ADMINISTRATOR:Natalie Tschaikowsky
SERVICER:  PanAm American Bank, FSB.        Bankers Trust Company
LEAD UNDERWRITER:  Lehman ABS Corporation            3 Park Plaza
RECORD DATE:  July 31, 1998                       Irvine, CA 92614
DIST. DATE:  August 25, 1998      FACTOR INFORMATION: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company



United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  August 25, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:             39,073.16
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:        5,622.41
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:       44,695.57
CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL      5,840.33
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST     113,908.32

DELINQUENT
LOAN
INFORMATION:    30 TO 59     60 TO 89          91 +
                   DAYS          DAYS          DAYS         TOTAL
PRIN. BAL. 1,245,837.16  122,637.96  1,362,286.53    1,475,543.53
NUMBER OF LOANS   6             2            7            15
FORCLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE   2,051,114.64   1,180,742.18   2,833,560.133
6,065,416.95
NUMBER OF LOANS    15            9            33            57
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE 204,131.07  113,530.61  425,359.85  743,021.53
NUMBER OF LOANS       2           1            4              7
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00     0.00          0.00          0.00
NUMBER OF LOANS         0        0             0             0

BOOK VALUE OF REO PROPERTY:                                  0.00

GUARANTEED DISTRIBUTION AMOUNT:                        500,622.32
GUARANTEED DISTRIBUTION OF PRINCIPAL:                        0.00
GUARANTEED DISTRIBUTION OF INTEREST:                   500,622.32

INSURANCE PAYMENTS MADE TO CLASS A:                          0.00
CERTIFICATE INSURER REIMBURSEMENTS:                          0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                    0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                      884.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:  103,645,101.43

WEIGHTED AVERAGE MONTHS TO MATURITY:                       351.00
WEIGHTED AVERAGE MORTGAGE RATE:                           9.9349%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:            3,572,754.93

CLASS A INTEREST DISTRIBUTION AMOUNT:                  500,622.32
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY               0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:         0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                     0.00

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company






United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  August 25, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:                 0.00
ENDING UNPAID BASIS RISK SHOTFALLS:                          0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION
ACCOUNT:                                                     0.00

REQUIRED SUBORDINATED AMOUNT:                        4,600,000.00
SUBORDINATED INCREASE AMOUNT:                          320,535.30
SUBORDINATED REDUCTION AMOUNT:                               0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:         0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:                        0.00
CURRENT PERIODS FRAUD LOSSES:                                0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                       0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                           0.00

BANKRUPTCY AMOUNT                                      100,000.00
FRAUD LOSS AMOUNT                                    3,450,000.00
SPECIAL HAZARD AMOUNT                                1,144,250.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                  Unpaid        Stated Principal    Date Property
Loan Number  Principal Balance  Principal Balance      Became REO


Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
REMIC III
Statement to Certificateholders

DISTRIBUTION IN DOLLARS

                              PRIOR
          ORIGINAL        PRINCIPAL
CLASS   FACE VALUE          BALANCE       INTEREST      PRINCIPAL

A   114,425,000.00    100,744,544.92    514,305.49   2,553,557.87
X             0.00              0.00          0.00           0.00
R1            0.00              0.00          0.00           0.00

TOTALS 114,425,000.00  100,744,544.92   514,305.49   2,553,557.87

                                                          CURRENT
                    REALIZED          DEFERRED          PRINCIPAL
CLASS       TOTAL     LOSSES          INTEREST            BALANCE
A    3,067,863.36       0.00              0.00      98,190,987.05
X            0.00       0.00              0.00               0.00
R1           0.00       0.00              0.00               0.00

TOTALS 3,067,863.36     0.00              0.00      98,190,987.05

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 525170BA3 880.441730 4.563491 22.658011 27.221503 858.125296
X              0.000000 0.000000   0.000000  0.000000    0.000000
R1             0.000000 0.000000   0.000000  0.000000    0.000000

PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A       5.936250%             5.928440%
X       0.000000%             0.000000%
R1      0.000000%             0.000000%

SELLER:  United PanAm Mortgage Corporation
ADMINISTRATOR:Natalie Tschaikowsky
SERVICER:  PanAm American Bank, FSB.        Bankers Trust Company
LEAD UNDERWRITER:  Lehman ABS Corporation            3 Park Plaza
RECORD DATE:  August 31, 1998                       Irvine, CA 92614
DIST. DATE:  September 25, 1998      FACTOR INFORMATION: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company



United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  September 25, 1998

SERVICING FEES PAID FOR THE CURRENT PERIOD:             33,892.59
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:        9,292.87
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:       43,185.46
CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL     10,054.32
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST     185,207.88

DELINQUENT
LOAN
INFORMATION:    30 TO 59     60 TO 89          91 +
                   DAYS          DAYS          DAYS         TOTAL
PRIN. BAL. 3,189,533.02  462,591.38  2,200,986.39    5,853,110.79
NUMBER OF LOANS   28             4            16            48
FORCLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE   765,308.97   1,802,536.22   4,698,757.54
7,266,602.73
NUMBER OF LOANS    8            15           44            67
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE 110,069.79   51,881.17  632,608.12  794,559.08
NUMBER OF LOANS      12           1            6              8
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00     0.00          0.00          0.00
NUMBER OF LOANS         0        0             0             0

BOOK VALUE OF REO PROPERTY:                                  0.00

GUARANTEED DISTRIBUTION AMOUNT:                        514,305.49
GUARANTEED DISTRIBUTION OF PRINCIPAL:                        0.00
GUARANTEED DISTRIBUTION OF INTEREST:                   514,305.49

INSURANCE PAYMENTS MADE TO CLASS A:                          0.00
CERTIFICATE INSURER REIMBURSEMENTS:                          0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                    0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                      867.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:  101,345,738.96

WEIGHTED AVERAGE MONTHS TO MATURITY:                       350.00
WEIGHTED AVERAGE MORTGAGE RATE:                           9.9332%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:            2,095,289.01

CLASS A INTEREST DISTRIBUTION AMOUNT:                  514,305.49
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY               0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:         0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                     0.00

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company






United PanAm Mortgage Loan
Asset Backed Certificates
Series 1997-1
Statement to Certificateholders
Distribution Date:  September 25, 1998

CURRENT PERIODS BASIS RISK SHORTFALL AMOUNT:                 0.00
ENDING UNPAID BASIS RISK SHOTFALLS:                          0.00

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION
ACCOUNT:                                                     0.00

REQUIRED SUBORDINATED AMOUNT:                        4,600,000.00
SUBORDINATED INCREASE AMOUNT:                          254,195.40
SUBORDINATED REDUCTION AMOUNT:                               0.00

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:    24,591.28
CURRENT PERIODS EXTRAORDINARY LOSSES:                        0.00
CURRENT PERIODS FRAUD LOSSES:                                0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                       0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                           0.00

BANKRUPTCY AMOUNT                                      100,000.00
FRAUD LOSS AMOUNT                                    3,450,000.00
SPECIAL HAZARD AMOUNT                                1,144,250.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                  Unpaid        Stated Principal    Date Property
Loan Number  Principal Balance  Principal Balance      Became REO


Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company